                                                                   EXHIBIT 99.01

11/98                                                                     Page 1


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 SERIES 1994-5

     Pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of August 1, 1994, as amended by the First Amendment to the Amended and Restated Pooling and Servicing Agreement, dated as of September 28, 1994 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended, or otherwise modified, the "Pooling and Servicing"), between First USA Bank, NA., as Seller and Servicer ("First USA"), and Bankers Trust Company, as trustee (the "Trustee"), First USA as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the CC Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 15, 1998, and with respect to the performance of the Trust during the month of November, 1998 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-5 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.


     A)  Information Regarding Distributions to
         the Class A Certificateholders, per
         $1,000 original certificate principal amount.

         (1) The total amount of the distribution
         to Class A Certificateholders, per
         $1,000 original certificate principal
         amount                                                $       4.4207358

         (2) The amount of the distribution
         set forth in paragraph 1 above in
         respect of interest on the Class A
         Certificates, per $1,000 original
         certificate principal amount                          $       4.4207358

         (3) The amount of the distribution set
         forth in paragraph 1 above in respect
         of principal of the Class A Certificates,
         per $1,000 original certificate principal
         amount                                                $       0.0000000

     B)  Class A Investor Charge Offs and
         Reimbursement of Charge Offs

         (1) The amount of Class A Investor
         Charge Offs                                           $       0.0000000

         (2) The amount of Class A Investor Charge Offs
         set forth in paragraph 1 above, per $1,000
         original certificate principal amount                 $       0.0000000

         (3) The total amount reimbursed in respect of
         Class A Investor Charge Offs                          $       0.0000000

11/98                                                                     Page 2

         (4) The amount set forth in paragraph 3 above,
         per $1,000 original certificate principal amount      $       0.0000000

         (5) The amount, if any, by which the outstanding
         principal balance of the Class A Certificates
         exceeds the Class A Invested Amount after giving
         effect to all transactions on such Distribution
         Date                                                  $       0.0000000

     C)  Information Regarding Distributions to the Class B
         Certificateholders, per $1,000 original certificate principal amount.

         (1) The total amount of the distribution to Class B
         Certificatedholders, per $1,000 original certificate
         principal amount                                      $       4.5899025

         (2) The amount of the distribution set forth in
         paragraph 1 above in respect of interest on the
         Class B Certificates, per $1,000 original
         cerificate principal amount                           $       4.5899025

         (3) The amount of the distribution set forth in
         paragraph 1 above in respect of principal on the
         Class B Certificates, per $1,000 original
         cerificate principal amount                           $       0.0000000

     D)  Class B Investor Charge Offs and
         Reimbursement of Charge Offs

         (1) The amount of Class B Investor
         Charge Offs                                           $       0.0000000

         (2) The amount of Class B Investor Charge Offs
         set forth in paragraph 1 above, per $1,000
         original certificate principal amount                 $       0.0000000

         (3) The total amount reimbursed in respect
         of Class B Investor Charge Offs                       $       0.0000000

         (4) The amount set forth in paragraph 3 above,
         per $1,000 original certificate principal
         amount                                                $       0.0000000

         (5) The amount, if any, by which the outstanding
         principal balance of the Class B Certificates
         exceeds the Class B Invested Amount after giving
         effect to all transactions on such Distribution
         Date                                                  $       0.0000000


                                       First USA Bank NA,
                                       as Servicer

                                       By     /s/ TRACIE KLEIN
                                         ---------------------------------
                                                Tracie H. Klein
                                                 Vice President